ESSEX PROPERTY TRUST, INC.

SAFE HARBOR STATEMENT UNDER THE PRIVATE LITIGATION REFORM ACT OF 1995:
This presentation by Essex Property Trust, Inc. (the “Company”) includes “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended.  Such forward-looking statements include statements regarding future trends and “market drivers” in our market locations, our future operations and financial strategy, anticipated yields on development, opportunities provided by the economic downturn or by distressed properties, and future capital needs and capital availability. The Company's actual results may differ materially from those projected in such forward-looking statements.
Factors that might cause such a difference include, but are not limited to, changes in market demand for rental units and the impact of competition and competitive pricing, changes in economic conditions, unexpected delays in the development and stabilization of development and redevelopment projects, unexpected difficulties in leasing of development and redevelopment projects, total costs of renovation and development investments exceeding our projections and other risks detailed in the Company's filings with the Securities and Exchange Commission (SEC). All forward-looking statements are made as of today, and the Company assumes no obligation to update this information. For more details relating to risk and uncertainties that could cause actual results to differ materially from those anticipated in our forward-looking statements, and risks to our business in general, please refer to our SEC filings, including our most recent report on Form 10-K for the year ended December 31, 2008.
Forward-Looking Statement

About Essex
• Founded in 1971
• IPO in 1994 at $19.50 per share
• One of the strongest balance sheets in the multifamily sector
• Cycle-tested West Coast focus
• Experienced management team
• 15 consecutive years of dividend growth
• Highest 10-year total return of any multifamily REIT
• Current share price approximately $56

Southern California
Northern California
Seattle Metro Area
Units	8,032
% of Portfolio	30%
Occupancy	97.6%*
NOI % of total	30%
Average Same-Store Rent	$1,588*
Same-Store Revenue Growth	7.6%**
Units	12,980
% of Portfolio	48%
Occupancy	95.8%*
NOI % of total	52%
Average Same-Store Rent	$1,442*
Same-Store Revenue Growth	0.5%**
Units	5,980
% of Portfolio	22%
Occupancy	97.3%*
NOI % of total	18%
Average Same-Store Rent	$1,118*
Same-Store Revenue Growth	6.6%**
*As of December 31, 2008 **Q4 2008 vs. Q4 2007
Portfolio Concentration

- Overall Vacancy rates in Essex markets remain low through varying economic cycles*

6%
5%
4%
3%
2%
1%
0%
-1%
-2%
-3%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Average Vacancy Rates in Essex Markets*
Jobs In Essex Markets*

Stable Markets
* Source: Occupancy - Annual Average, Realfacts (buildings completed before 2007); Job Growth: BLS, Annual Average growth.

230%
210%
190%
170%
150%
130%
110%
90%
70%
50%
30%
San Francisco
New York PMSA
Los Angeles
San Jose
San Diego
Seattle
Orange
Oakland
Miami/Ft. Lauderdale
Boston
Ventura
Portland
Nassau-Suffolk
Baltimore
Las Vegas
Philadelphia
Wash. D.C. PMSA
Chicago
Orlando
Denver
Austin
Phoenix
Minneapolis
Houston
Dallas-Ft. Worth
Atlanta

*Affordability: the ratio of the estimated median household income to the “required income” (three times the mortgage payment) to purchase the media-priced Q4 2008 home. Assumes 10% down payment, 5.86% interest rate, 1% tax rate, 0.25% insurance rate. Source Median Price: Realtor.org/Axiometrics, Median HH Income: Essex
Essex Markets
Major U.S. Metros
Low Single Family Affordability
Essex Markets vs. U.S.*

10 Annual Average '97 - '07			2009e			2010f			2011f		
	Multi Family	Single Family	Totals	Multi Family	Single Family	Totals	Multi Family	Single Family	Totals	Multi Family	Single Family	Totals
SEATTLE												
New Units	4,700	9,800	14,500	5,100	4,200	9,300	4,300	3,800	8,100	2,100	5,400	7,500
% of Stock	**1.3%**	**1.5%**	**1.5%**	**1.3%**	**0.6%**	**0.9%**	**1.1%**	**0.5%**	**0.7%**	**0.5%**	**0.8%**	**0.7%**
NORTHERN CALIFORNIA												
New Units	7,500	10,500	18,000	6,700	3,100	9,800	5,300	3,500	8,800	5,400	5,400	10,800
% of Stock	**0.9%**	**0.8%**	**0.8%**	**0.8%**	**0.2%**	**0.4%**	**0.6%**	**0.2%**	**0.4%**	**0.6%**	**0.4%**	**0.5%**
SOUTHERN CALIFORNIA												
New Units	15,600	24,800	40,400	13,400	7,400	20,800	9,700	7,200	16,900	8,900	12,300	21,200
% of Stock	**0.7%**	**0.8%**	**0.7%**	**0.6%**	**0.2%**	**0.4%**	**0.4%**	**0.2%**	**0.3%**	**0.4%**	**0.4%**	**0.4%**
ESSEX TOTALS												
New Units	27,800	45,100	72,900	25,200	14,700	39,900	19,300	14,500	33,800	16,400	23,100	39,500
% of Stock	**0.8%**	**0.9%**	**0.8%**	**0.7%**	**0.3%**	**0.4%**	**0.5%**	**0.3%**	**0.4%**	**0.5%**	**0.4%**	**0.4%**

Decreasing New Supply in Essex Markets

2008 Accomplishments
Financial
• Issued 1.2 million common shares for total proceeds of $148 million
• Obtained $100 million in construction financing to fund joint venture development projects
• Entered into a $250 million five year secured line of credit with Freddie Mac
• Originated $378 million in secured financing and used proceeds to pay off $110 million in maturing debt and $50 million of exchangeable bonds at a discount to par value
Operations
• $100 million in dispositions of non-core assets and reinvestment into higher growth markets
• Completed implementation of system upgrades such as Yardi, Yield Star & Level One
• As of December 31, overall portfolio occupancy of 96.6% was one of the highest in the sector
• Reported FFO growth of 10.2% in 2008 placing us in the top quartile of the multifamily REITs

2009 Forecast
FFO Projection
• $5.50 - $5.90 (After adjusting for APB 14-1)
Occupancy
• Expected to range from 94% - 95% throughout each of the Company’s markets
Dispositions
• $100 million - proceeds used to reduce commitments
Development
• $110 million in costs on balance sheet and $30 million in Fund II
• Two communities reach stabilization - The Grand & Belmont Station
• Two communities begin lease-up - Cielo & Studio 40-41

2009 Market Forecast
	Revenue	Expenses	NOI
Northern California	(0.5%)	(1.2%)	(0.1%)
Seattle Metro	(1.5%)	5.7%	(5.2%)
Southern California	(2.5%)	3.2%	(5.2%)
Total Same-Property Portfolio	(1.8%)	2.3%	(3.8%)

$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Median Income
30%
27%
24%
21%
18%
15%
12%
9%
6%
3%
0%
Rent as a % of Median Income
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08e
'09f
Median Household Income
Rent as % Income

Northern California
Rent to Median Income
 Average Value '90-'07

$80
$70
$60
$50
$40
$30
$20
$10
$0
Median Income
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Rent as a % of Median Income
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08e
'09f
Median Household Income
Rent as % Income

Seattle Metro
Rent to Median Income
Average Value '90-'07

$80
$70
$60
$50
$40
$30
$20
$10
$0
27%
24%
21%
18%
15%
12%
9%
6%
3%
0%
Median Income
Rent as a % of Median Income
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08e '09f
Median Household Income
Rent as % Income

Southern California
Rent to Median Income
Average Value '90-'07

Development Projects
The Grand - Oakland, CA
238 Units
Fourth Street - Berkeley, CA
171 Units
Tasman Place - Sunnyvale, CA
284 Units
Cielo - Chatsworth, CA (Fund II)
119 Units
Studio 40-41 - Studio City, CA (Fund II)
149 Units
Belmont Station - Los Angeles, CA
275 Units

Development Projects
Joule Broadway - Seattle, WA
295 Units
Eastlake - Seattle, WA (Completed)
127 Units (Fund II)

Boulevard- Fremont, CA
172 Units
Total Cost: $ 8.9 million

Redevelopment

Montclaire - Sunnyvale, CA
390 Units
Total Cost: $ 15.1 million

Redevelopment

$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$1.98
$2.23
$2.52
$2.83
$3.24
$3.86
$4.14
$4.36
$4.09
$4.49
$4.48
$5.01
$5.58
$6.14
$5.81f
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

FFO Per Share*
* Does not include the adoption of APB 14-1 in 2008 which would retroactively alter 2007 FFO by $0.15 per share, 2008 FFO by $0.10 per share and 2009 forecasted FFO midpoint by $0.11 per share

$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.67
$1.69
$1.72
$1.77
$1.95
$2.15
$2.38
$2.80
$3.08
$3.12
$3.16
$3.24
$3.36
$3.72
$4.08
$4.12
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
Dividends Per Share

Consistent Dividend Growth

Current Debt Structure*
Secured Lines
of Credit
7%
Variable Rate
14%
Exchangeable
Bonds
10%
As of December 31, 2008
Secured Debt
69%

Investment Considerations
Proven Cycle-Tested Strategy
Seasoned
Management
Team
Conservative
Operating
Philosophy
Stable
Dividend
Growth
10-Year Total Return of 210.4%*
Supply
Constrained
Markets
Source - Keybanc Capital Markets - The Leaderboard, February 20, 2009